AXS Aspect Core Diversified Strategy Fund

Class A Shares: EQAAX

Class C Shares: EQACX

Class I Shares: EQAIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated December 9, 2021, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 1, 2021, as amended February 16, 2021; and the

Summary Prospectus dated February 2, 2021, as amended.

Effective as of the close of business on December 10, 2021 (the “Effective Date”), the AXS Aspect Core Diversified Strategy Fund (the “Fund”) is closed to all investment and no new purchases of shares will be accepted, either from current Fund shareholders or from new investors. In addition, as of the close of business on the Effective Date, shares of the Fund cannot be exchanged for shares of other funds managed by the AXS Investments LLC (the “Advisor”) and shares of other funds managed by the Advisor cannot be exchanged for shares of the Fund. Existing shareholders may continue to redeem Fund shares. If all shares of the Fund held in an existing account are redeemed, the shareholder’s account will be closed.

As previously disclosed, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Fund into the AXS Chesapeake Strategy Fund, a separate series of the Trust with the same investment objective and similar, but not identical, investment strategies as the Fund. The reorganization of the Fund is subject to approval by its shareholders.

The Trust has called a shareholder meeting at which shareholders of the Fund will be asked to consider and vote on the Plan. Shareholders of the Fund have been provided with a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganization. The shareholder meeting has been scheduled for December 17, 2021. If shareholders of the Fund approve the reorganization, the reorganization is expected to take effect as of the close of business on December 17, 2021.

Please file this Supplement with your records.